[LETTERHEAD]
                                                               February 16, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir or Madam:

        On behalf of State Street Research Exchange Trust, I am enclosing
Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the year ended December 31, 2004.

                                        Sincerely,


                                        /s/ Ann Collopy-Drew
                                        ----------------------------------------
                                            Ann Collopy-Drew

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM SE
                             Dated February 16, 2005

          Form N-SAR                Year ended 12/31/04           811-4256
--------------------------------  ------------------------ ---------------------
Report, Schedule or Statement of      Period of Report     SEC File No. of Form,
 Which the Documents Are a Part       (If Appropriate)     Schedule or Statement

     State Street Research Exchange Trust                         766768
--------------------------------------------------         ---------------------
(Exact Name of Registrant As Specified in Charter)         Registrant CIK Number


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                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made On Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 16th day of February, 2005.

                      State Street Research Exchange Trust
                   ------------------------------------------
                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)


                   Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)


                   Assistant Treasurer
                   ------------------------------------------
                                     (Title)


B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
    (Date)                                (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

                      State Street Research Exchange Trust
                      ....................................
                              (Name of Registrant)

                                    Form SE
                          Exhibit Index for Form N-SAR

Item 77.B. Accountant's report on internal control

     77.C. Matters submitted to a vote of security holders